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                                                                    Exhibit 99.6
                                                                    ------------

                        [Exhibit G to Merger Agreement]
                         ---------


                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               ITC/\DELTACOM, INC.

     ITC/\DeltaCom, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name under which the corporation was originally incorporated is ITC/\DeltaCom, Inc., and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on March 24, 1997.

     2. This Restated Certificate of incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of the corporation.

     3. This Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     4. The text of the Certificate of Incorporation of the corporation is hereby amended, restated and integrated to read in its entirety as follows:

                                    ARTICLE 1
                                      NAME
                                      ----
     The name of the corporation is ITC/\DeltaCom, Inc. (the "Corporation").

                                    ARTICLE 2
                     REGISTERED OFFICE AND REGISTERED AGENT
                     --------------------------------------
     The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805 in the county of New Castle. The name of the Corporation's registered agent at such address is Corporation Service Company.

                                    ARTICLE 3
                                     PURPOSE
                                     -------
     The purpose or purposes for which the Corporation is organized are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as from time to time amended (the "Delaware General Corporation Law"). The Corporation shall have

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all powers necessary or convenient to the conduct, promotion or attainment of such acts and activities.

                                    ARTICLE 4
                                  CAPITAL STOCK
                                  -------------
     The Corporation shall have the authority to issue a total of three hundred sixty million (360,000,000) shares of capital stock, each with a par value of $0.01, consisting of three hundred fifty million (350,000,000) shares of Common Stock ("Common Stock") and ten million (10,000,000) shares of Preferred Stock ("Preferred Stock"). The Corporation shall not issue any class of non-voting capital stock. Notwithstanding the provisions of Section 242(b)(2) of the Delaware General Corporation Law, the number of authorized shares of Preferred Stock and Common Stock may, without a class or series vote, be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the affirmative vote of the holders of a majority in voting power of the outstanding shares entitled to vote, voting together as a single class.

                                    ARTICLE 5
                                  COMMON STOCK
                                  ------------
     Except as required by law, all shares of Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights, powers and privileges, subject to the same qualifications, limitations and restrictions. The Common Stock shall be subject to all of the rights, privileges, preferences and priorities of the Preferred Stock set forth in this Restated Certificate of Incorporation (including any Certificate of Designation filed to establish any series of Preferred Stock).

                                    ARTICLE 6
                                 PREFERRED STOCK
                                 ---------------
     Section A. Preferred Stock. The Corporation is expressly authorized, subject to the rights, if any (fixed in accordance with the provisions of Section A of this Article 6), of the holders of any then outstanding shares of Preferred Stock, to issue shares of Preferred Stock from time to time in one or more series as may from time to time be determined by the Board of Directors of the Corporation (the "Board"), each of such series to be distinctly designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board is hereby expressly granted authority, subject to the rights, if any (fixed in accordance with the provisions of Section A of this Article 6), of the holders of any then outstanding shares of Preferred Stock, to fix or alter, by resolution or resolutions, the designation, number, voting powers,

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preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of each such series, including, but without limiting the generality of the foregoing, the following:

     1. The distinctive designation of, and the number of shares of Preferred Stock that shall constitute, such series, which number (except where otherwise provided by the Board in the resolution or resolutions establishing such series) may be increased (but not above the total number of shares of Preferred Stock) or decreased (but not below the number of shares of such series then outstanding) from time to time by like action of the Board.

     2. The rights in respect of dividends, if any, of such series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative, and the dates at which any such dividends shall be payable.

     3. The right, if any, of the holders of such series of Preferred Stock to convert such series into, or to exchange or redeem such series for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion, exchange or redemption price or prices or rate or rates, any adjustments thereof, the date or dates at which such series shall be convertible, exchangeable or redeemable and all other terms and conditions of such conversion, exchange or redemption.

     4. Whether or not shares of such series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the times at which, and the terms and conditions on which, shares of such series of Preferred Stock may be redeemed.

     5. The rights, if any, of the holders of such series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation.

     6. The terms and amount of any sinking fund or redemption or purchase account, if any, to be provided for shares of such series of the Preferred Stock.

     7. The voting powers of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the

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generality of the foregoing, include the right, voting as a series by itself or together with the holders of any other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation generally or under such specific circumstances and on such conditions as shall be provided in the resolution or resolutions of the Board adopted pursuant hereto, including, without limitation, in the event there shall have been a default in the payment of dividends on or redemption of any one or more series of Preferred Stock.

     8. Any other rights, powers and preferences of shares of such series of Preferred Stock as are permitted by law.

     Section B.  Rights of Preferred Stock.

     1. After the provisions with respect to preferential dividends on any series of Preferred Stock (fixed in accordance with the provisions of Section A of this Article 6), if any, shall have been satisfied and after the Corporation shall have complied with all the requirements, if any, with respect to redemption of, or the setting aside of sums as sinking funds or redemption or purchase accounts with respect to, any series of Preferred Stock (fixed in accordance with the provisions of Section A of this Article 6), and subject further to any other conditions that may be fixed in accordance with the provisions of Section A of this Article 6, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends, as may be declared from time to time by the Board, out of any assets legally available for the payment of dividends thereon.

     2. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any (fixed in accordance with the provisions of Section A of this Article 6), to be distributed to the holders of Preferred Stock by reason thereof, the holders of Common Stock shall, subject to the additional rights, if any (fixed in accordance with the provisions of Section A of this Article 6), of the holders of any outstanding shares of Preferred Stock, be entitled to receive all of the remaining assets of the Corporation, tangible or intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

     3. Except as may otherwise be required by law, and subject to the provisions of such resolution or resolutions as may be adopted by the Board pursuant to Section A of this Article 6 granting the holders of one or more series of Preferred Stock exclusive or special voting powers with respect to any matter, each holder of Common Stock shall have one vote in respect to each share of Common Stock held on all matters voted upon by the stockholders, provided, however, that except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Restated Certificate

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of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either voting separately or together with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) or pursuant to the Delaware General Corporation Law.

     4. The powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 8% Series A Convertible Redeemable Preferred Stock are set forth in Appendix A hereto and are incorporated herein by reference.

     5. The powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 8% Series B Convertible Redeemable Preferred Stock are set forth in Appendix B hereto and are incorporated herein by reference.

                                    ARTICLE 7
                                     BYLAWS
                                     ------

     The Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Any Bylaw adopted by the Board may be amended or repealed by the stockholders, and the stockholders may adopt new Bylaws.

                                    ARTICLE 8
                               BOARD OF DIRECTORS
                               ------------------
     Section A. Management of Business and Affairs of the Corporation; Voting. The business and affairs of the Corporation shall be managed by or under the direction of the Board. Except as otherwise provided in this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock), each director of the Corporation shall be entitled to one vote per director on all matters voted or acted upon by the Board.

     Section B. Election. The directors of the Corporation shall not be required to be elected by written ballots unless the Bylaws of the Corporation so provide. Except as otherwise provided by statute, this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) or the Bylaws of the Corporation, directors shall be elected by a plurality of the votes cast of the shares present in person or represented by proxy at the meeting held for such purposes and entitled to vote thereon. Certain stockholders of the Corporation are entitled to designate directors for nomination for election to the Board pursuant to the Governance Agreement (as defined below).

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     Section C.  Vacancies. Except as otherwise provided by law or in the
Corporation's Bylaws or fixed pursuant to the provisions of Article 6 hereof relating to the rights of the holders of any series of Preferred Stock to elect directors and fill vacancies, any newly created directorship or vacancy on the Board resulting from death, resignation, disqualification, removal or other cause may be filled (i) by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or (ii) by the stockholders. Any director elected in accordance with the preceding sentence shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is duly elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

     Section D. Directors Elected by Holders of Preferred Stock. Notwithstanding the foregoing, whenever, pursuant to the provisions of Article 6 hereof, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation and any Certificate of Designation applicable thereto.

     Section E. Number of Directors Constituting the Board. Except as otherwise provided for or fixed in the Corporation's Bylaws or pursuant to Article 6 hereof relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors constituting the
entire Board shall be not less than four (4) nor, prior to [    ], 2006 [3 years
from closing], more than fifteen (15), with the then-authorized number of directors being fixed from time to time by the Board and the initial authorized number of directors constituting the entire Board being fixed at eleven (11).

                                    ARTICLE 9
                               DIRECTOR LIABILITY
                               ------------------
     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the filing of this Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. No modification or repeal of the

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provisions of this Article 9 shall adversely affect any right or protection of any director of the Corporation existing at the date of such modification or repeal or create any liability or adversely affect any such right or protection for any acts or omissions of such director occurring prior to such modification or repeal.

                                   ARTICLE 10
                                   AMENDMENTS
                                   ----------
     The Corporation reserves the right to amend this Restated Certificate of Incorporation in any manner permitted by applicable law, and all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

                                   ARTICLE 11
                            THE GOVERNANCE AGREEMENT
                            ------------------------
     The Governance Agreement dated as of [    ], 2003 among the Corporation and
the other parties thereto, as amended from time to time, is referred to herein as the "Governance Agreement." Each reference in this Restated Certificate of Incorporation to the Governance Agreement shall be null and void and have no further force and effect following the termination of the Governance Agreement in accordance with its terms.

                                      * * *

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     IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by its ______________________ this _____________, 2003.

                                       ITC/\DELTACOM, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

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